UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — April 8, 2020
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TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353)(0)18707400
(Registrant’s phone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure
On March 2, 2020, Trane Technologies plc (the "Company") announced a realignment of its organizational structure to provide a simpler organizational model and business segment structure to enhance its regional go-to-market capabilities. This model is designed to create deep customer focus and relevance in markets around the world. As a result of these changes, information that the Company's chief operating decision maker (its chief executive officer) regularly reviews for purposes of allocating resources and assessing performance changed. Therefore, effective with the reporting of first quarter 2020 results, the Company will report its financial performance based on the three reportable segments described below.
Americas
The Trane Technologies Americas segment innovates for customers in the North America and Latin America regions. The Americas segment encompasses commercial heating and cooling systems, building controls, and energy services and solutions; residential heating and cooling; and transport refrigeration systems and solutions.
Europe, Middle East and Africa ("EMEA")
The Trane Technologies EMEA segment innovates for customers in the Europe, the Middle East and Africa region. The EMEA segment encompasses heating and cooling systems, services and solutions for commercial buildings, and transport refrigeration systems and solutions.
Asia Pacific
The Trane Technologies Asia Pacific segment innovates for customers throughout the Asia Pacific region and India. The Asia Pacific segment encompasses heating and cooling systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.
Exhibit 99.1 to this Current Report on Form 8-K provides a summary of the Company's historical segment results recast for the new reporting structure. The recast historical segment results exclude the results of the Company's Industrial segment businesses, which were separated from the Company's remaining operations through the spin-off of Ingersoll-Rand U.S. Holdco, Inc. ("Ingersoll-Rand Industrial") to shareholders of record as of February 24, 2020 on a pro rata basis and merger of Ingersoll-Rand Industrial with a wholly owned subsidiary of Ingersoll Rand Inc. (formerly known as Gardner Denver Holdings, Inc.) in a Reverse Morris Trust transaction. The information contained in Exhibit 99.1 is being furnished in order to provide the financial community with historical financial information that is presented on a basis consistent with the new reporting structure.
The information in Item 7.01 in this Current Report on Form 8-K, Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Recast Unaudited Business Segments - for the years ended December 31, 2019 and December 31, 2018

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date:	April 8, 2020	/s/ Christopher J. Kuehn
Christopher J. Kuehn, Senior Vice President and Chief Financial Officer